UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2020 (May 20, 2020)

HD SUPPLY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35979	26-0486780
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

3400 Cumberland Boulevard

Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common stock, $0.01 par value per share	HDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2020, HD Supply Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (“Annual Meeting”). Stockholders representing 144,007,557 shares, or 88.9%, of the Company’s 161,986,282 common shares outstanding as of the March 23, 2020 record date were present in person or were represented at the meeting by proxy. Each proposal subject to a vote at the Annual Meeting was described in detail in the Proxy Statement. Final voting results are shown below.

PROPOSAL 1

ELECTION OF DIRECTORS

Stockholders elected, by a plurality of the votes cast, each of the following directors to serve a one-year term expiring at the Company’s 2021 annual meeting of stockholders and until their successors are duly elected and qualified.

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Kathleen J. Affeldt	131,483,620	8,641,220	3,882,717
Joseph J. DeAngelo	134,245,894	5,878,946	3,882,717
Peter A. Dorsman	139,337,417	787,423	3,882,717
Stephen J. Konenkamp	139,957,018	167,822	3,882,717
Patrick R. McNamee	139,313,608	811,232	3,882,717
Scott D. Ostfeld	139,817,078	307,762	3,882,717
Charles W. Peffer	137,276,046	2,848,794	3,882,717
James A. Rubright	136,404,870	3,719,970	3,882,717
Lauren Taylor Wolfe	139,361,959	762,881	3,882,717

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders ratified, by the affirmative vote of a majority of the shares present in person, electronically, or by proxy and entitled to vote, the Board’s appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year ending January 31, 2021.

VOTES FOR:	143,599,911
VOTES AGAINST:	403,050
ABSTENSIONS:	4,596

PROPOSAL 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Stockholders approved, on an advisory basis, and by the affirmative vote of a majority of the shares present in person, electronically, or by proxy and entitled to vote, the resolution to approve named executive officer compensation.

VOTES FOR:	132,689,445
VOTES AGAINST:	7,418,275
ABSTENTIONS:	17,120
BROKER NON-VOTES:	3,882,717

PROPOSAL 4

ADVISORY VOTE TO APPROVE FREQUENCY OF ADVISORY VOTE ON

NAMED EXECUTIVE OFFICER COMPENSATION

Stockholders approved, on an advisory basis, a frequency of every year for the advisory vote on named executive officer compensation, and this is the frequency the Company will adopt until the next required advisory vote on the frequency of named executive officer compensation.

EVERY YEAR	138,319,225
TWO YEARS	42,821
THREE YEARS	1,743,247
ABSTENTIONS	19,547
BROKER NON-VOTES	3,882,717

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2020	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary